ETF OPPORTUNITIES TRUST

REAL ASSET STRATEGIES ETF (RASF)

Supplement dated November 8, 2022
to the Prospectus dated December 17, 2020, as amended and restated January 15, 2021,

and the Statement of Additional Information (“SAI”) dated December 17, 2020

The Board of Trustees (the “Board”) of ETF Opportunities Trust (the “Trust”) has approved a Plan of Dissolution (the “Plan”) for the Real Asset Strategies ETF (the “Fund”). The Board approved the Plan based on its understanding of the lower prospect of a successful launch of the Fund than when the Fund was originally established. The Fund is expected to dissolve on or about November 14, 2022.

If you have questions or need assistance, please contact your financial advisor directly or the Fund toll-free at 1-833-653-6550.

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. Both the Prospectus and the SAI have been filed with the Securities and Exchange Commission, are incorporated by reference, and can be obtained without charge by calling the Fund toll-free at 1-833-653-6550.